UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

To

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 13, 2014

Date of Report (Date of earliest event reported)

SUCCESS HOLDING GROUP INTERNATIONAL INC.
(Exact name of Company as specified in its charter)

Nevada	333-188563	99-0378256
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

531 Airport North Office Park Fort Wayne, Indiana	46825
(Address of principal executive offices)	(Zip Code)

(260) 490-9990

(Company’s telephone number, including area code)

 _____________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

We are filing this Amendment No. 1 on Form 8-K/A to our Current Report on Form 8-K, as originally filed with the Securities and Exchange Commission (the “SEC”) on June 13, 2014 (the “Original Filing”). We are filing this Amendment No. 1 to file the Form 10 information as requested by the SEC staff.

This Amendment No. 1 does not change any of the other information contained in the Original Filing. Other than as specifically set forth herein, this Amendment No. 1 continues to speak as of the date of the Original Filing and we have not updated or amended the disclosures contained therein to reflect events that have occurred since the date of the Original Filing. Accordingly, this Amendment No. 1 should be read in conjunction with our filings made with the SEC subsequent to the date of the Original Filing.

On June 14, 2014, the holders of a majority of the shares of Common Stock approved a forward split of such shares by a ratio of four for one (4:1) (the “Forward Split”). The Company filed the certificate of amendment (the “Certificate”) to its articles of incorporation with the State of Nevada effectuating the Forward Split on June 19, 2014. The Forward Split became effective in the State of Nevada on June 20, 2014. The Forward Split became effective on the OTC Bulletin Board (the “OTC BB”) on July 8, 2014, based upon the filing of appropriate documentation with the Financial Industry Regulatory Authority, Inc. (“FINRA”). As a result of the Forward Split, our total issued and outstanding shares of common stock increased from approximately 9,170,000 shares to 36,680,000 shares of common stock. All share numbers and per share prices herein have been adjusted to reflect the Forward Split, unless otherwise indicated.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRATNT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 13, 2014, there was a change in control of Macco International Corp., a corporation organized under the laws of the State of Nevada (the "Company").

In accordance with the terms and provisions of that certain stock purchase agreement dated April 23, 2014 (the ("Stock Purchase Agreement") by and among Sandu Mazilu and Ana Mazilu, equity holders in the aggregate of 6,200,000 shares of common stock of the Company (collectively, the "Control Block Shareholders"), and Success Holding Group Corp., a Nevada corporation (the "Control Block Purchaser"), the Control Block Purchaser purchased from the Control Block Shareholders all of the 6,200,000 shares of common stock held of record, respectively.

Therefore, in accordance with the terms and provisions of the Stock Purchase Agreement, the Company accepted the resignations of its sole officer and director, Sandu Mazilu as President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer, effective June 13, 2014. Simultaneously, the Board of Directors appointed the following individuals: (i) Steve Chen as a member of the Board of Directors and the Chief Executive Officer; and (ii) Brian Kistler as a member of the Board of Directors and the President, Secretary and Treasurer/Chief Financial Officer.

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Steve Chen Biography. During the past twenty years, Mr. Chen has been involved with a number of merger and acquisition activities involving both publicly traded and private companies. Several of the acquisitions involved the integration of chain stores and brand names, fiber optics, alternative energy technology, the Internet and logistics. Mr. Chen is also a renowned inspirational marketing speaker and a top-selling author of numerous self motivation books and multi-media courses. Mr. Chen is current the chairman of Success Holding Group Inc. (Cayman Islands) and the chairman of Success Prime Corp. (Taiwan). Mr. Chen was born in Taiwan and studied at Pepperdine University. He currently resides in both Taiwan and China.

Brian Kistler Biography. Mr. Kistler has extensive work history of over twenty five years in the financial services industry. He began working at the securities firm Edward Jones in 1987. Mr. Kistler then joined Linsco/Private Ledger in 1992, an independent broker/dealer firm, where he worked as an independent contractor. In 1994 he was recruited by broker/dealer Hilliard Lyons to develop the northeast area of Indiana. In 1999 Mr. Kistler joined Raymond James & Associates to manage their recently acquired Fort Wayne, Indiana office. Subsequently, he became the manager of nine (9) Raymond James offices in northern Indiana. During his time as manager, the revenues and assets under management grew substantially as a direct result of Mr. Kistler's ability to recruit, retain and train high quality financial advisers. Mr. Kistler left Raymond James in December 2005 to focus on the development of the Freedom Energy Holdings. Mr. Kistler is the founder of the Freedom Energy Holdings and serves as president and as its chief executive officer. Mr. Kistler serves as consultant to many public companies, assisting with the preparation and compliance of regulatory filings and corporate governance.

FORM 10 DISCLOSURE

As disclosed elsewhere in this report, on June 13, 2014, there was a change in control of the Company. Item 5.01(a)(8) of Form 8-K states that if the registrant were a shell company before such change in control transaction, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities under the Exchange Act on Form 10.

FORWARD-LOOKING STATEMENTS

Statements in this Amendment No. 1 on Form 8-K may be “forward-looking statements.” Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those described above under “Risk Factors,” and under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this current report and in other documents which we file with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to our ability to raise any financing which we may require for our operations, competition, government regulations and requirements, pricing and development difficulties, our ability to make acquisitions and successfully integrate those acquisitions with our business, as well as general industry and market conditions and growth rates, and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this current report, except as required under applicable securities laws.

BUSINESS

BACKGROUND

Success Holding Group International Inc. (“the Company”, “we”, “us” or “our”) is a Nevada corporation formed on July 5, 2012 under the name "Macco International Corp." Prior to the Change in Control Transaction (discussed below), Maaco did not have any significant assets or operations. On June 20, 2014, the Company changed its name to Success Holding Group International Inc. to better reflect our planned future business operations following the change in control transaction described below.

Change in Control

On June 13, 2014, there was a change in control of the Company. In accordance with the terms and provisions of a stock purchase agreement dated April 23, 2014 (the "Stock Purchase Agreement") by and among Sandu Mazilu and Ana Mazilu, equity holders in the aggregate of 6,200,000 pre-Forward Split shares of our common stock (collectively, the "Control Block Shareholders"), and Success Holding Group Corp., a Nevada corporation (the "Control Block Purchaser"), the Control Block Purchaser purchased from the Control Block Shareholders all of the 6,200,000 pre-Stock Split shares of common stock held of record, respectively. In addition, the Company accepted the resignations of its sole officer and director, Sandu Mazilu, as President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer, effective June 13, 2014, and simultaneously appointed the following individuals: (i) Steve Chen as a member of the Board of Directors and the Chief Executive Officer; and (ii) Brian Kistler as a member of the Board of Directors and the President, Secretary and Treasurer/Chief Financial Officer.

As of June 13, 2014, we did not have any subsidiaries but we intended to establish or acquire wholly-owned subsidiaries to operate our business.

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CURRENT BUSINESS OPERATIONS

We plan to engage in two principal areas of business, the business of conducting training seminars primarily in China and the business of investing in the production of Internet short films in China. We also are in the process of developing a specialty drink, 888 Success Drink, which is intended to be marketed and distributed initially in China commencing in 2015.

Our Chairman of the Board of Directors, Steve Andrew Chen, is a well-known orator in Asia and a global marketing master. We intend to utilize and harness Mr. Chen’s experience that has brought him over 30,000,000 students and followers to maximize our business and product offering opportunities to the massive audiences in China and the rest of Asia. Management believes that the Asian market presents a big market opportunity for movies and technology and it is our goal to become one of Asia's top fulfillers of their entertainment and certain other needs in this region.

In addition to building and developing our current businesses and products, we intend to continue to seek to identify additional private and public companies in Asia as potential merger and acquisition candidates. We plan to focus our acquisition and expansion efforts on companies in the areas involving on integration of chain stores and brand names, IOT (Internet of Things), alternative energy technology, Internet and logistics. We believe that through the newly structured public company platform, we will be able to pursue more aggressively and successfully the acquisition of quality companies in Asia.

TRAINING SEMINARS

Our products and services will revolve around the business management and personal life programs written and developed by our Chairmen. We plan to sell books and DVDs on these topics and provide training and development programs through local and national seminars, public and private speaking engagements, and other coaching programs. The Company will also strive to attract repeat clients that stay.

INTERNET MOVIES

Our Internet movie business will be focused on the online internet short-film market in China. During fiscal year 2015, we intend to invest in approximately thirty internet short-films. It is our plan to produce an "Inspirational Series" of internet movies with a common theme to encourage people to pursue their dreams and achieve true happiness.

The Company expects to have a budget of approximately $300,000 to $1,000,000 for each short-film depending on its production proposal and currently plans to fund these projects from operating cash flows. The Company plans to sell advertising sponsorships for these internet short-films. In addition, we will seek to sell issuance or broadcasting rights for these films, and to develop and sell promotional and other products related to these films throughout the world.

BEVERAGE MARKET

We plan to develop a health drink product, 888 Success Drink, in conjunction with Shanghai Taiyi, which is controlled by our Chairman, Steve Chen. It is expected that we will serve as the distribution agent throughout Asia. 888 Success Drink is an all natural drink which is made of China grown black rice, which is believed to be nutritious and full of antioxidants.

We expect to enter into a definitive agreement with Shanghai Taiyi and to distribute our 888 Success Drink by mid-year 2015. However, there is no assurance that a definitive agreement with Shanghai Taiyi for the distribution of 888 Success Drink will be reached.

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COMPETITION

Motivational Speaking

The professional development industry is pulverized and disorganized, with a low barrier to enter. There are more and more consulting organizations and individual consultants entering our market. One of our challenges will be creating trust and confidence of new clients as well as maintaining the same level of trust and confidence in existing clients. Our main competitive advantage is that Mr. Chen is known as one of China's top motivational speakers and success coaches with years of industry experience. The key element in purchase decisions of our clients is trust in the professional reputation and reliability of Mr. Chen. His reputation and referrals of existing clients allow for a steady stream of new clients as well as regular price increases.

Internet Movies

Although there is substantial competition in the internet movie industry, we do not believe that we currently face significant competition for the types of movies we intend to create and distribute. However, many of our competitors who are in the Internet movie industry could likely develop similar themed Internet movies, which would place us in substantial competition with them. Since certain of these companies may have substantially greater financial, technical, managerial, marketing and other resources than we do, they may develop similar competing Internet movies that could threaten us and they may compete more effectively than we can and they could also have better access to marketing their products to our potential consumers.

Health Drinks

The beverage industry is highly competitive. The principal areas of competition are pricing, packaging, development of new products and flavors as well as promotional and marketing strategies. Our products compete with a wide range of drinks produced by a relatively large number of companies, many of which have substantially greater financial, marketing and distribution resources than we do.

COSTS AND EFFECTS OF COMPLIANCE WITH ENVIRONMENTAL LAWS AND OTHER REGULATIONS

Currently, we believe we are in compliance with all Chinese laws and environmental standards.

EMPLOYEES

Our business is currently managed by Mr. Steve Chen, our Chairman of the Board of Directors, Mr. Chris Hong, our Chief Executive Officer, and Mr. Brian Kistler, our President. We also employ 4 persons on a full-time basis and no persons on a part-time basis.

INSURANCE

We currently do not maintain any business or products liability insurance.

RISK FACTORS

General

Our recent growth, the introduction of our services and our entry into new markets makes it difficult for us to evaluate our current and future business prospects, and we may be unable to effectively manage our growth and new initiatives, which may increase the risk of your investment and could harm our business, financial condition, results of operations and cash flow.

We were incorporated on July 5, 2012 under the laws of the State of Nevada. On June 13, 2014, there was a change in control of the Company. Since the change in control, we plan to acquire and/or form subsidiaries for the purpose of entering into new businesses, specifically the business of conducting training seminars in China and the business of investing in the production of Internet short films in China. We also intend to develop and market a specialty drink, 888 Success Drink. Because our business lines are relatively new, we may be unable to evaluate the relative success and future prospects, particularly in light of our goals to continually grow our existing and new customer base, expand our product and service offerings, and to acquire and integrate complementary businesses and enter new markets.

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In addition, our growth and entry into a relative new market may place a significant strain on our resources and increase demands on our executive management, personnel and systems, and our operational, administrative and financial resources may be inadequate. We may also not be able to maintain or accelerate our growth rate, effectively manage our expanding operations, or achieve planned growth on a timely or profitable basis, particularly if the number of consumers and businesses using our products and services increase or their demands and needs change as our business expands. Our management is required to expand its knowledge of business across several sectors of the business industry and market. If we are unable to manage our growth and expand operations effectively, we may experience operating inefficiencies, the quality of our products and services could deteriorate, and our business and results of operations could be materially adversely affected.

Building, maintaining, extending and expanding our reputation and brand image are essential to our business success.

We are currently seeking to build and have an iconic brand with the goal of achieving long-standing consumer recognition. Our success will depend on our ability to build and maintain our brand image, extend our brand to new platforms, and expand our brand image with new product offerings.

We will seek to build, maintain, extend, and expand our brand image through our motivation speaking business and through the reputation of our Chairman, Mr. Steve Chen, as well as through marketing investments, including advertising and consumer promotions, and product innovation. Existing or increased legal or regulatory restrictions on our advertising, consumer promotions and marketing, or our response to those restrictions, could limit our efforts to maintain, extend and expand our image and brands. Moreover, adverse publicity about regulatory or legal action against our Chairman or us could damage our reputation and brand image, undermine our customers’ confidence and reduce long-term demand for our products, even if the regulatory or legal action is unfounded or not material to our operations.

In addition, our success in building, maintaining, extending, and expanding our brand image depends on our ability to adapt to a rapidly changing media environment. We increasingly rely on social media and online dissemination of advertising campaigns. The growing use of social and digital media increases the speed and extent that information or misinformation and opinions can be shared. Negative posts or comments about us, our brands or our products on social or digital media, whether or not valid, could seriously damage our brands and reputation. If we do not maintain, extend, and expand our brand image, then our product sales, financial condition and operating results could be materially and adversely affected.

A substantial portion of our revenue is expected to be generated from the holding of training seminars. Revenue rates may be difficult to predict and declines in revenues from this business may materially adversely affect our business and results of operations.

We expect that, in the near term, revenues from the holding of training seminars will account for most of our revenues and we anticipate that revenue from sales of our seminars will continue to account for a substantial majority of our revenue for at least the next year. Revenues from this line of business may decline or fluctuate as a result of a number of factors, including decreased demand, adverse regulatory actions, pricing pressures, competitive factors or any other reason. These and other factors that may affect our sales are not predictive of the future, and, as a result, we cannot accurately predict consumer and/or professional business demand. If sales to new consumers and professional businesses decline or our current consumers and professional businesses do not continue to attend our seminars, our revenue may decline, which would negatively impact our business, financial condition, results of operations and cash flow.

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Our business may suffer if we do not successfully manage our current and future growth.

We intend to expand our operations. However, we may not be able to sustain a growth rate in revenues or geographic coverage in future periods due to a number of factors, including the greater difficulty of growing at sustained rates from a larger revenue base. In addition, our expansion may place substantial demands on our managerial, operational, technological and other resources. In order to manage and support our growth, we must continue to improve our existing operational, administrative and technological systems and our financial and management controls, and recruit, train and retain additional qualified personnel, particularly as we expand into new markets. As our operations expand into more industries throughout China, we will face increasing challenges in managing a large and geographically dispersed group of employees. We may not be able to effectively and efficiently manage the growth of our operations, recruit and retain qualified personnel and integrate new business operations into our current business plan. As a result, our reputation, business and operations may suffer.

Acquisitions, strategic alliances and investments could prove difficult to integrate, disrupt our business and lower our operating results.

As part of our business strategy, we regularly evaluate investments in, or acquisitions of, complementary businesses, joint ventures, services and technologies, and we expect that periodically we will continue to make such investments and acquisitions in the future. Acquisitions, alliances and investments involve numerous risks, including:

•	the potential failure to achieve the expected benefits of the combination or acquisition;

•	difficulties in, and the cost of, integrating operations, technologies, services and personnel;

•	potential write-offs of acquired assets or investments; and

•	downward effect on our operating results.

In addition, if we finance acquisition by issuing equity or convertible debt securities, our existing shareholders may be diluted, which could affect the market price of its stock. Further, if we fail to properly evaluate and execute acquisitions or investments, its business and prospects may be seriously harmed. Furthermore, we may fail to identify or secure suitable acquisition and business partnership opportunities or our competitors may capitalize on such opportunities before we do, which could impair our ability to compete with our competitors and adversely affect our growth prospects and results of operations.

We do not have any business liability, disruption or litigation insurance, and any business disruption or litigation we may experience might result in us incurring substantial costs and diversion of resources.

The insurance industry in China is still at an early stage of development. Insurance companies in China offer limited business insurance products and are, to our knowledge, not well-developed in the field of business liability insurance. While business disruption insurance is available to a limited extent in China, we have determined that the risks of disruption, cost of such insurance and the difficulties associated with acquiring such insurance on commercially reasonable terms make it impractical for us to have such insurance. As a result, we do not have any business liability, disruption or litigation insurance coverage for our operations in China. Any business disruption or litigation may result in us incurring substantial costs and diversion of resources.

The success of our business depends upon the continuing contribution of our key personnel.

We are substantially dependent on the services of Steve Andrew Chen, our Chairman of the Board of Directors and Mr. Chris Hong, our Chief Executive Officer and other members of our senior management team. The knowledge of Mr. Chen of our business would be difficult to replace in the event we should lose his services. There can be no assurance that Mr. Chen will continue in his present capacity for any particular period of time. Other than non-compete provisions of limited duration included in employment agreements that we may or will have with certain individuals, we do not generally seek non-compete agreements with key personnel, and they may leave and subsequently compete against us. The loss of service of any of our senior management team, particularly those who are not party to employment agreements with us, or our failure to attract and retain other qualified and experienced personnel on acceptable terms, could have a material adverse effect on our business.

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Our officers and director may be subject to conflicts of interest

Our officers and directors may serve only part time and can become subject to conflicts of interest. Mr. Chen may devote part of his working time to other business endeavors, including holding seminars and consulting relationships with other entities, and have responsibilities to these other entities. Such conflicts include deciding how much time to devote to our affairs, as well as what business opportunities should be presented to us. Because of these relationships, we officers and directors could be subject to conflicts of interest. Currently, we have no policy in place to address such conflicts of interest.

RISKS RELATED TO MOTIVATIONAL SPEAKING INDUSTRY

If we are unable to maintain and enhance our brand identity, our business and results of operations may suffer.

The continued development and maintenance of the brand identity of both Mr. Chen and the Company is important to our business and expanding strategic brand awareness is critical to attracting and retaining our consumers and professional businesses. Our existing and potential consumers may not be aware of the relationship of our product brands with one another, particularly the books, CDs and seminars. If we intend to increase revenues and extend our geographic reach, maintaining quality and consistency across all of our products and services may become more difficult to achieve, and any significant and well-publicized failure to maintain this quality and consistency will have a detrimental effect on our brand. We cannot provide assurances that our sales and marketing efforts will be successful in further promoting our brand in a competitive and cost-effective manner. If we are unable to maintain and enhance our brand recognition and increase awareness of our products and services, or if we incur excessive sales and marketing expense, our business and results of operations could be materially adversely affected.

Our future growth and profitability may depend in large part upon the effectiveness and efficiency of our marketing expenditures in recruiting new consumers and professional businesses.

Our future growth and profitability will depend in large part upon the effectiveness and efficiency of our marketing expenditures, including our ability to: (i) create greater awareness of our brand name; (ii) select the right market, media and specific media vehicles in which to advertise; (iii) identify the most effective and efficient level of spending in each market, media and specific media vehicle; (iv) determine the appropriate creative message and media mix for advertising, marketing and promotional expenditures; (v) effectively manage marketing costs, including creative and media expense in order to generate and maintain acceptable consumer acquisition costs; (vi) generate leads for sales, including obtaining lists of businesses in a cost-effective manner; (vii) drive traffic to our website; and (viii) convert consumer and business inquiries into actual attendance at seminars.

Our planned marketing expenditures may not result in increased revenue or generate sufficient levels of brand awareness, and we may not be able to increase our net sales at the same rate as we increase our advertising expenditures.

We intend to operate in a market which is subject to rapid technological and other changes, and increasing competition could lead to pricing pressures, reduced operating margins, loss of market share and increased capital expenditures.

The markets for our motivational speaking services are highly competitive, and we expect increased competition in the future that could adversely affect our revenue and market share. Although many individuals and businesses are attempting to address this need in the market place, the bulk of this education still takes the form of explaining product details. Those current competitors include but are not limited to: (i) providers of strategic coaching and professional development coaching seminars, products and materials; (ii) companies that provide strategic coaching and professional development coaching product software and web-based services; (iii) traditional print strategic coaching and professional development coaching product materials; and (iv) non-profit and membership educational organizations and government agencies that offer online and offline strategic coaching and professional development coaching products and services, including in some cases at no cost. Some of our competitors may have more resources than we do, and several may have larger customer bases and greater brand recognition in the industry markets we serve. Further, larger established companies with high brand recognition may develop online strategic coaching and professional development coaching products and services that are competitive with our core products and services. These competitors may be able to devote greater resources than us to the development, promotion and sale of their services and respond more quickly than we can to new technologies or changes in literacy, consumer requirements or preferences. We may not be able to compete effectively with current or future competitors, especially those with significantly greater resources or more established customer bases, which may materially adversely affect our sales and our business.

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RISKS RELATED TO ONLINE MOVIE INDUSTRY

Our future growth depends on the increased acceptance of the Internet as an effective viewing platform for movies and the increased Internet penetration among the general population in China.

We expect to generate a significant portion of our revenues from providing Internet movies to consumers. However, Internet movies may not yet be widely accepted as an effective platform by China’s general population. Many of our current or potential customers have not traditionally devoted a significant portion of their time to viewing web-based movies. They may have limited experience with the Internet as a movie medium. Some consumers may still prefer traditional movies in theaters and on DVDs and may not be willing to spend a significant portion of their budgets on online movies. Any negative perceptions as to the effectiveness of Internet movies may limit the growth of our business and adversely affect our results of operations. If the Internet does not become widely accepted as a movie platform, our business, financial position and results of operations could be materially and negatively affected.

Internet usage in China may be limited among the general population. China has a relatively low penetration rate compared to most developed countries. The relatively high cost of Internet access may limit the increase in Internet penetration rate in China. The relatively underdeveloped telecommunications infrastructure and capacity constraints may further impede the development of the Internet to the extent that users experience delays, transmission errors and other difficulties. In addition, China has only recently developed the Internet as a commercial medium and as a result, our Internet movie business is subject to many uncertainties, which could materially and adversely affect our business prospects, financial condition and results of operations.

Failure to enhance our brand recognition could have a material adverse effect on our results of operations and growth prospects.

We believe the importance of brand recognition for our Internet movies will increase as the number of Internet users in China grows. If we fail to effectively enhance our brand recognition, we may not be able to attract new consumers to for movie viewing. Furthermore, if our Internet movies are to be successful, we need to attract viewers on a regular basis by providing Internet movies and other relevant information. If we fail to attract enough viewers, we may not be able to generate sufficient revenues, which could materially and adversely affect our financial position and results of operations. While we plan to continue to enhance our brand recognition for our Internet movies, we may not always be able to achieve its expected results or do so in a short period of time. If this happens, our business prospects, financial condition and results of operations may be materially adversely affected.

We expect that we will rely on China’s general population for a substantial portion of our revenues and future growth, but the Internet movie industry is at an early stage of development and subject to many uncertainties.

We will rely on China’s general population for a substantial portion of the revenues that we expect to generate from providing Internet movies. We believe that we will greatly benefit from the rapid growth of China’s Internet usage during the past few years. However, China’s Internet movie services are still at an early stage of development and remain subject to many uncertainties. We cannot predict how this industry will develop in the future. Further, the growth of China’s Internet movie industry could be affected by many factors, including:

•	general economic conditions in China and around the world; and

•	the growth of disposable household income available to for Internet movies.

Any adverse change to these factors could reduce demand for Internet movies. Demand for our Internet movie products and services may be particularly sensitive to changes in general economic conditions. If China’s economy stagnates or contracts, our business, financial condition and results of operations would be materially and adversely affected.

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Any financial or economic crisis, or perceived threat of such a crisis, including a significant decrease in consumer confidence, may materially and adversely affect our business, financial condition and results of operations.

Any actual or perceived threat of a financial crisis in China, in particular a credit and banking crisis, could have an indirect, but material and adverse impact on our business and results of operations. The global financial markets experienced significant disruptions in 2008 and the United States, Europe and other economies went into recession. The recovery from the lows of 2008 and 2009 was uneven and the global economy has continued to face new challenges, including the escalation of the European sovereign debt crisis in 2011 and the slowdown of the Chinese economy since 2012. It is unclear whether the European sovereign debt crisis will be contained and whether the Chinese economy will maintain its high growth rate. There is considerable uncertainty over the long-term effects of the expansionary monetary and fiscal policies that have been adopted by the central banks and financial authorities of some of the world’s leading economies, including the United States. There have also been concerns over unrest in the Middle East and Africa, which have resulted in volatility in oil price and other markets, and over the possibility of a war involving Iran. Economic conditions in China are sensitive to global economic conditions, as well as changes in domestic economic and political policies and the expected or perceived overall economic growth rate in China. It is impossible to predict how the Chinese economy would develop in the future.

Nonetheless, any slowdown in China’s economic development might lead to increased market volatility, sudden drops in business and consumer confidence and dramatic changes in business and consumer behaviors. To the extent any fluctuations in the Chinese economy significantly affect demand for Internet movies or change spending habits, our results of operations may be materially and adversely affected.

Problems with China’s Internet infrastructure or with our third-party data center hosting facilities could impair the delivery of our services and harm our business.

Our Internet movie business will heavily depend on the performance and reliability of China’s Internet infrastructure, the continual accessibility of bandwidth and servers to service providers’ networks, and the continuing performance, reliability and availability of technology platforms. Because we do not license software to customers, Internet movie viewers will need to depend on the Internet to access the Internet movies, which must be properly running and accessible to all viewers at all times. We will rely on major Chinese telecommunication companies to provide us with bandwidth for our Internet movie services, and we may not have any access to comparable alternative networks or services in the event of disruptions, failures or other problems. Content distribution networks, located in several regions throughout China, may also be shut down or otherwise experience interruptions in a particular region. Internet access may not be available in certain areas due to natural disasters, such as earthquakes or local government decisions. If we experience technical problems in delivering Internet movies either at national or regional level, we could experience reduced demand for our Internet movies, lower revenues and increased costs.

Failure to protect our brand, trademarks, software copyrights, trade secrets and other intellectual property rights could have a negative impact on our business.

We believe our Internet movie brand, trademarks, software copyrights, trade secrets and other intellectual property rights will be critical to our success. Any unauthorized use of our brand, trademarks, software copyrights, trade secrets and other intellectual property rights could harm our competitive advantages and business. Our efforts in protecting our brand and intellectual property rights may not always be effective. We intend to file applications to register any trademarks in China, but may not be able to register such marks or register them within the category it seeks. Historically, China has not protected intellectual property rights to the same extent as the United States, and infringement of intellectual property rights continues to pose a serious risk in doing business in China. Monitoring and preventing unauthorized use is difficult. The measures we may take to protect our intellectual property rights may not be adequate. Further, the application of laws governing intellectual property rights in China is uncertain and evolving and could involve substantial risks to us. As the right to use Internet domain names is not rigorously regulated in China, other companies may incorporate in their domain names elements similar in writing or pronunciation to our potential trademarks and domain names. Our business could be materially and adversely affected if we could not adequately protect our content, trademarks, copyrights, trade secrets and other intellectual property.

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Copyright infringement and other intellectual property claims against us may adversely affect our business.

We could be subject to claims based upon the content that is contained in our Internet movies. Any lawsuits or threatened lawsuits, in which we are potentially involved, either as a plaintiff or as a defendant, could cost us a significant amount of time and money and distract management’s attention from operating its business. Any judgments against us in such suits, or related settlements, could harm its reputation and have a material adverse effect on its results of operations. If a lawsuit against us is successful, we may be required to pay damages. As a result, the scope of our Internet movies we will offer to viewers could be reduced, which may adversely affect our ability to attract and retain viewers.

RISKS RELATED TO BEVERAGE INDUSTRY

Changes in government regulation, or failure to comply with existing regulations, could adversely affect our business, financial condition and results of operations.

Legislation has been proposed and/or adopted in China, the target market for our 888 health drinks, to restrict the sale of health drinks, limit caffeine content in beverages, require certain product labeling disclosures and/or warnings, or limit product size. Furthermore, additional legislation may be introduced in respect of each of the foregoing subject areas. Public health officials and health advocates are increasingly focused on the public health consequences associated with obesity, especially as the disease affects children, and are seeking legislative change to reduce the consumption of sweetened beverages. To the extent any such legislation is enacted in one or more jurisdictions where a significant amount of our products are sold individually or in the aggregate, it could result in a reduction in demand for or availability of our drinks and adversely affect our business, financial condition and results of operations.

Increased competition could hurt our business.

The beverage industry is highly competitive. The principal areas of competition are pricing, packaging, development of new products, flavors, product positioning as well as promotion and marketing strategies. Our products will compete with a wide range of drinks produced by a relatively large number of manufacturers, some of which have substantially greater financial, marketing and distribution resources than we do.

Important factors affecting our ability to compete successfully include the taste and flavor of our products, trade and consumer promotions, rapid and effective development of new, unique cutting edge products, attractive and different packaging, branded product advertising and pricing. Our products compete with all liquid refreshments and in some cases with products of much larger and substantially better financed competitors. We also compete with companies that are smaller or primarily national or local in operations. Our products also compete with private label brands such as those carried by grocery store chains, convenience store chains, and club stores.

There can be no assurance that we will not encounter difficulties in maintaining our current revenues or market share or position due to competition in the beverage industry. If our revenues decline, our business, financial condition and results of operations could be adversely affected.

Changes in consumer preferences may reduce demand for some of our products.

The beverage industry is subject to changing consumer preferences and shifts in consumer preferences may adversely affect us. There is increasing awareness of and concern for the health consequences of obesity. This may reduce demand for our non-diet beverages, which could adversely affect our results of operations.

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Consumers are seeking greater variety in their beverages. Our future success will depend, in part, upon our continued ability to develop and introduce different and innovative beverages that appeal to consumers. There is no assurance that consumers will continue to purchase our products in the future. Product lifecycles for some beverage brands and/or products and/or packages may be limited to a few years before consumers’ preferences change. There can be no assurance that our products will become or remain profitable for us. We may be unable to achieve volume growth through product and packaging initiatives. We may also be unable to penetrate new markets.

If we are unable to maintain our brand image or product quality, our business may suffer.

Our success depends on our ability to build and maintain the brand image for our products. There can be no assurance that our advertising, marketing and promotional programs will have the desired impact on our products’ brand image and on consumer preference and demand. Product quality and/or ingredient content issues, efficacy or lack thereof, real or imagined, or allegations of product contamination, even if false or unfounded, could tarnish the image of the affected brands and may cause consumers to choose other products. Furthermore, our brand image or perceived product quality could be adversely affected by litigation, unfavorable reports in the media, internet or elsewhere, studies in general and regulatory or other governmental inquiries, in each case whether involving our products or those of our competitors, as well as proposed or new legislation affecting our industry.

RISKS RELATING TO THE PEOPLE’S REPUBLIC OF CHINA

Certain political and economic considerations relating to China could adversely affect our Company.

The PRC is transitioning from a planned economy to a market economy. While the PRC government has pursued economic reforms since its adoption of the open-door policy in 1978, a large portion of the PRC economy is still operating under five-year plans and annual state plans. Through these plans and other economic measures, such as control on foreign exchange, taxation and restrictions on foreign participation in the domestic market of various industries, the PRC government exerts considerable direct and indirect influence on the economy. Many of the economic reforms carried out by the PRC government are unprecedented or experimental, and are expected to be refined and improved.

Other political, economic and social factors can also lead to further readjustment of such reforms. This refining and readjustment process may not necessarily have a positive effect on our operations or future business development. Our operating results may be adversely affected by changes in the PRC’s economic and social conditions as well as by changes in the policies of the PRC government, such as changes in laws and regulations (or the official interpretation thereof), measures which may be introduced to control inflation, changes in the interest rate or method of taxation, and the imposition of additional restrictions on currency conversion.

The Chinese government exerts substantial influence over the manner in which we must conduct our business activities which could adversely affect our company.

China only recently has permitted provincial and local economic autonomy and private economic activities. The Chinese government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and State ownership. Our ability to operate in China may be harmed by changes in its laws and regulations, including those relating to taxation, import and export tariffs, environmental regulations, land use rights, property and other matters. We believe that our operations in China are in material compliance with all applicable legal and regulatory requirements. However, the central or local governments of these jurisdictions may impose new, stricter regulations or interpretations of existing regulations that would require additional expenditures and efforts on our part to ensure our compliance with such regulations or interpretations.

The Chinese legal system has inherent uncertainties that could limit the legal protections available to you.

Our contractual arrangements in China are governed by the laws of the PRC. China’s legal system is based upon written statutes. Prior court decisions may be cited for reference but are not binding on subsequent cases and have limited value as precedents. Since 1979, the Chinese legislative bodies have promulgated laws and regulations dealing with economic matters such as foreign investment, corporate organization and governance, commerce, taxation and trade. However, because these laws and regulations are relatively new, and because of the limited volume of published decisions and their non-binding nature, the interpretation and enforcement of these laws and regulations involve uncertainties, and therefore you may not have legal protections for certain matters in China.

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PRC laws and regulations governing our businesses and the validity of certain of our contractual arrangements are uncertain. If we are found to be in violation, we could be subject to sanctions. In addition, changes in such PRC laws and regulations may materially and adversely affect our business.

There are substantial uncertainties regarding the interpretation and application of the current or future PRC laws and regulations, including regulations governing the validity and enforcement of such contractual arrangements. The PRC government has broad discretion in dealing with violations of laws and regulations, including levying fines, revoking business and other licenses, proscribing remittance of profits offshore and requiring actions necessary for compliance. In particular, licenses and permits issued or granted to us by relevant governmental bodies may be revoked at a later time by higher regulatory bodies. We cannot predict the effect of the interpretation of existing or new PRC laws or regulations on our businesses. We cannot assure you that our current ownership and operating structure would not be found to be in violation of any current or future PRC laws or regulations. As a result, we may be subject to sanctions, including fines, and could be required to restructure our operations or cease to provide certain services. Any of these or similar actions could significantly disrupt our business operations or restrict us from conducting a substantial portion of our business operations, which could materially and adversely affect our business, financial condition and results of operations.

If the PRC government finds that the agreements that establish the structure for operating our businesses in China do not comply with applicable PRC governmental restrictions on foreign investment in Internet content or if these regulations or the interpretation of existing regulations change in the future, we could be subject to penalties or be forced to relinquish its interests in those operations.

PRC law currently limits foreign ownership of companies that provide Internet content services in China up to 50%. Foreign and wholly foreign-owned enterprises are currently restricted from providing other Internet information services. As such, we may conduct our business through contractual arrangements with its structured entities in China. Each of the structured entities will be owned by individual shareholders who are PRC citizens and hold the requisite licenses or permits to provide Internet content services in China. We expect to depend on structured entities to operate our businesses. There are uncertainties regarding the interpretation and application of current and future PRC laws, rules and regulations, including but not limited to the laws, rules and regulations governing the validity and enforcement of our contractual arrangements with structured entities. We have been advised that each of such contractual agreements for operating its business in China (including its corporate structure and contractual arrangements with the structured entities), need to comply with all applicable existing PRC laws, rules and regulations, and not violate, breach, contravene or otherwise conflict with any applicable PRC laws, rules or regulations. However, we cannot assure that the PRC regulatory authorities will not adopt any new regulation to restrict or prohibit foreign investment in Internet business through contractual arrangement in the future, or will not determine that our corporate structure and potential contractual arrangements violate PRC laws, rules or regulations.

We may have exposure to greater than anticipated tax liabilities.

We will be subject to enterprise income tax, business tax or value-added tax, and other taxes in each province and city in China where we have operations. Our tax structure is subject to review by various local tax authorities. The determination of its provision for income tax and other tax liabilities requires significant judgment. In the ordinary course of its business, there are many transactions and calculations where the ultimate tax determination is uncertain. Although we believes our estimates are reasonable, the ultimate decisions by the relevant tax authorities may differ from the amounts recorded in its financial statements and may materially affect its financial results in the period or periods for which such determination is made.

Future inflation in China may inhibit our activity to conduct business in China.

In recent years, the Chinese economy has experienced periods of rapid expansion and high rates of inflation. During the past twenty years, the rate of inflation in China has been as high as 24.1% in 1994 and as low as -1.4% in 1999 (according to National Bureau of Statistics of China). These factors have led to the adoption by the Chinese government, from time to time, of various corrective measures designed to restrict the availability of credit or regulate growth and contain inflation. While inflation has been more moderate since 1995, high inflation may in the future cause the Chinese government to impose controls on credit and/or prices, or to take other action, which could inhibit economic activity in China and thereby harm our business operations.

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Currency conversion and exchange rate volatility could adversely affect our financial condition.

The PRC government imposes control over the conversion of RMB into foreign currencies. Under the current unified floating exchange rate system, the People’s Bank of China (“PBOC”) publishes an exchange rate, which we refer to as the PBOC exchange rate, based on the previous day’s dealings in the inter-bank foreign exchange market. Financial institutions authorized to deal in foreign currency may enter into foreign exchange transactions at exchange rates within an authorized range above or below the PBOC exchange rate according to market conditions.

Pursuant to the Foreign Exchange Control Regulations of the PRC issued by the State Council which came into effect on April 1, 1996, and the Regulations on the Administration of Foreign Exchange Settlement, Sale and Payment of the PRC which came into effect on July 1, 1996, regarding foreign exchange control, conversion of RMB into foreign exchange by Foreign Investment Enterprises (“FIEs”), for use on current account items, including the distribution of dividends and profits to foreign investors, is permissible. FIEs are permitted to convert their after-tax dividends and profits to foreign exchange and remit such foreign exchange to their foreign exchange bank accounts in the PRC. Conversion of RMB into foreign currencies for capital account items, including direct investment, loans, and security investment, is still under certain restrictions. On January 14, 1997, the State Council amended the Foreign Exchange Control Regulations and added, among other things, an important provision, which provides that the PRC government shall not impose restrictions on recurring international payments and transfers under current account items.

Enterprises in the PRC (including FIEs) which require foreign exchange for transactions relating to current account items, may, without approval of the State Administration of Foreign Exchange, or SAFE, effect payment from their foreign exchange account or convert and pay at the designated foreign exchange banks by providing valid receipts and proofs.

Convertibility of foreign exchange in respect of capital account items, such as direct investment and capital contribution, is still subject to certain restrictions, and prior approval from the SAFE or its relevant branches must be sought.

Since 1994, the exchange rate for RMB against the United States dollars has remained relatively stable, most of the time in the region of approximately RMB 8.28 to US$1.00. However, in 2005, the Chinese government announced that would begin pegging the exchange rate of the Chinese RMB against a number of currencies, rather than just the U.S. Dollar. As our operations are primarily in China, any significant revaluation of the RMB may materially and adversely affect our cash flows, revenues and financial condition. For example, to the extent that we need to convert United States dollars into RMB for our operations, appreciation of this currency against the United States dollar could have a material adverse effect on our business, financial condition and results of operations. Conversely, if we decide to convert RMB into United States dollars for other business purposes and the United States dollar appreciates against this currency, the United States dollar equivalent of the RMB we convert would be reduced.

The RMB is not a freely convertible currency, which could limit our ability to obtain sufficient foreign currency to support our business operations in the future.

We receive all of our revenues in PRC in RMB. The PRC government imposes controls on the convertibility of RMB into foreign currencies and, in certain cases, the remittance of currency out of the PRC. Shortages in the availability of foreign currency may restrict our ability to remit sufficient foreign currency to pay dividends, or otherwise satisfy foreign currency denominated obligations. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from the transaction, can be made in foreign currencies without prior approval from SAFE by complying with certain procedural requirements. However, approval from appropriate governmental authorities is required where RMB are to be converted into foreign currency and remitted out of the PRC to pay capital expenses, such as the repayment of bank loans denominated in foreign currencies.

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The PRC government could restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents us from obtaining sufficient foreign currency to satisfy our currency demands, we may not be able to pay certain expenses as they come due.

You may experience difficulties in effecting service of legal process, enforcing foreign judgments or bringing original actions in China based on United States or other foreign laws against us.

We conduct our operations in China and some of our assets are located in China. In addition, some of our directors and executive officers reside within China. As a result, it may not be possible to effect service of process within the United States or elsewhere outside China upon such directors or executive officers, including with respect to matters arising under U.S. federal securities laws or applicable state securities laws. Moreover, our Chinese counsel has advised us that China does not have treaties with the U.S. and many other countries that provide for the reciprocal recognition and enforcement of judgment of courts. As a result, recognition and enforcement in China of judgments of a court of the U.S. or any other jurisdiction in relation to any matter may be difficult or impossible.

We are subject to the United States Foreign Corrupt Practices Act.

We are required to comply with the United States Foreign Corrupt Practices Act, which generally prohibits United States companies from engaging in bribery or other prohibited payments to foreign officials for the purpose of obtaining or retaining business. In addition, we are required to maintain records that accurately and fairly represent our transactions and have an adequate system of internal accounting controls. Foreign companies, including some that may compete with us, are not subject to these prohibitions, and therefore may have a competitive advantage over us. Corruption, extortion, bribery, pay-offs, theft and other fraudulent practices occur from time-to-time in the PRC, particularly in our industry since it deals with contracts from the Chinese Government, and our executive officers and employees have not been subject to the United States Foreign Corrupt Practices Act prior to the completion of the Share Exchange. If our competitors engage in these practices they may receive preferential treatment from personnel of some companies, giving our competitors an advantage in securing business or from government officials who might give them priority in obtaining new licenses, which would put us at a disadvantage. We can make no assurance that our employees or other agents will not engage in such conduct for which we might be held responsible. If our employees or other agents are found to have engaged in such practices, we could suffer severe penalties and other consequences that may have a material adverse effect on our business, financial condition and results of operations.

RISKS RELATED TO OWNERSHIP OF OUR COMMON STOCK

Future sales of our common stock in the public market could lower the price of our common stock and impair our ability to raise funds in future securities offerings.

Future sales of a substantial number of shares of our common stock in the public market, or the perception that such sales may occur, could adversely affect the then prevailing market price of our common stock and could make it more difficult for us to raise funds in the future through a public offering of our securities. We have financed our operations primarily through loans from related parties and cash flow from our new operations. It is possible that during the next twelve months we may seek to finance the growth of our operations through sales of stock and/or issuance of convertible promissory notes.

Our Common Stock is quoted on the OTCQB which may have an unfavorable impact on our stock price and liquidity.

Our common stock is quoted on the OTCQB, which is a significantly more limited trading market than the NYSE MKT or The NASDAQ Stock Market. The quotation of our shares on the OTCQB may result in a less liquid market available for existing and potential stockholders to trade shares of our common stock, could depress the trading price of our common stock and could have a long-term adverse impact on our ability to raise capital in the future.

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There is limited liquidity on the OTCQB which may result in stock price volatility and inaccurate quote information.

When fewer shares of a security are being traded on the OTCQB, volatility of prices may increase and price movement may outpace the ability to deliver accurate quote information. Due to lower trading volumes in shares of our common stock, there may be a lower likelihood of one’s orders for shares of our common stock being executed, and current prices may differ significantly from the price one was quoted at the time of one’s order entry.

Our common stock is extremely thinly traded, so you may be unable to sell at or near asking prices or at all if you need to sell your shares to raise money or otherwise desire to liquidate your shares.

Currently, our common stock is quoted in the OTCQB and future trading volume may be limited by the fact that many major institutional investment funds, including mutual funds, as well as individual investors follow a policy of not investing in OTCQB stocks and certain major brokerage firms restrict their brokers from recommending OTCQB stocks because they are considered speculative, volatile and thinly traded. The OTCQB market is an inter-dealer market much less regulated than the major exchanges and our common stock is subject to abuses, volatility and shorting. Thus, there is currently no broadly followed and established trading market for our common stock. An established trading market may never develop or be maintained. Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders. Absence of an active trading market reduces the liquidity of the shares traded there.

Our Common Stock is subject to price volatility unrelated to our operations.

The trading volume of our common stock has been and may continue to be extremely limited and sporadic. As a result of such trading activity, the quoted price for our common stock on the OTCQB may not necessarily be a reliable indicator of its fair market value. Further, if we cease to be quoted, holders would find it more difficult to dispose of our common stock or to obtain accurate quotations as to the market value of the Company’s common stock and as a result, the market value of our common stock likely would decline.

We expect the market price of our Common Stock to fluctuate substantially due to a variety of factors, including market perception of our ability to achieve our planned growth, quarterly operating results of other companies in the same industry, trading volume in our common stock, changes in general conditions in the economy and the financial markets or other developments affecting the Company’s competitors or the Company itself. In addition, the OTCQB is subject to extreme price and volume fluctuations in general. This volatility has had a significant effect on the market price of securities issued by many companies for reasons unrelated to their operating performance and could have the same effect on our common stock.

We are subject to penny stock regulations and restrictions and you may have difficulty selling shares of our common stock.

We are subject to the provisions of Section 15(g) and Rule 15g-9 of the Exchange Act, commonly referred to as the “penny stock rule.” Section 15(g) sets forth certain requirements for transactions in penny stock, and Rule 15g-9(d) incorporates the definition of “penny stock” that is found in Rule 3a51-1 of the Exchange Act. The SEC generally defines a penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. We will be subject to the SEC’s penny stock rules.

Since our Common Stock may be deemed to be penny stock, trading in the shares of our common stock is subject to additional sales practice requirements on broker-dealers who sell penny stock to persons other than established customers and accredited investors. “Accredited investors” are persons with assets in excess of $1,000,000 (excluding the value of such person’s primary residence) or annual income exceeding $200,000 or $300,000 together with their spouse. For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such security and must have the purchaser’s written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt the rules require the delivery, prior to the first transaction of a risk disclosure document, prepared by the SEC, relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information for the penny stocks held in an account and information to the limited market in penny stocks. Consequently, these rules may restrict the ability of broker-dealer to trade and/or maintain a market in our common stock and may affect the ability of the Company’s stockholders to sell their shares of common stock.

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There can be no assurance that our shares of common stock will qualify for exemption from the Penny Stock Rule. In any event, even if our common stock was exempt from the Penny Stock Rule, we would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict any person from participating in a distribution of penny stock if the SEC finds that such a restriction would be in the public interest.

Because we do not intend to pay dividends, stockholders will benefit from an investment in our Common Stock only if it appreciates in value.

We have never declared or paid any cash dividends on Common Stock. For the foreseeable future, it is expected that earnings, if any, generated from our operations will be used to finance the growth of our business, and that no dividends will be paid to holders of our Common Stock. As a result, the success of an investment in our Common Stock will depend upon any future appreciation in its value. There is no guarantee that our Common Stock will appreciate in value.

Certain provisions of our Certificate of Incorporation and Bylaws and Nevada law make it more difficult for a third party to acquire us and make a takeover more difficult to complete, even if such a transaction were in the stockholders’ interest.

Our Certificate of Incorporation and Bylaws and certain provisions of Nevada State law could have the effect of making it more difficult or more expensive for a third party to acquire, or from discouraging a third party from attempting to acquire, control of the Company, even when these attempts may be in the best interests of our stockholders. These provisions may have the effect of delaying, deferring or preventing a change in our control.

Compliance with the reporting requirements of federal securities laws can be expensive.

We are subject to the information and reporting requirements of the Exchange Act and other federal securities laws, and the compliance obligations of the Sarbanes-Oxley Act. The costs of preparing and filing annual and quarterly reports and other information with the SEC and furnishing audited reports to stockholders are substantial. In addition, we will incur substantial expenses in connection with the preparation of registration statements and related documents with respect to the registration of resale of the Common Stock.

Applicable regulatory requirements, including those contained in and issued under the Sarbanes-Oxley Act, may make it difficult for us to retain or attract qualified officers and directors, which could adversely affect the management of its business and its ability to obtain or retain listing of our Common Stock.

We may be unable to attract and retain those qualified officers, directors and members of board committees required to provide for effective management because of the rules and regulations that govern publicly held companies, including, but not limited to, certifications required by principal executive officers. The enactment of the Sarbanes-Oxley Act has resulted in the issuance of a series of related rules and regulations and the strengthening of existing rules and regulations by the SEC, as well as the adoption of new and more stringent rules by the stock exchanges. The perceived increased personal risk associated with these changes may deter qualified individuals from accepting roles as directors and executive officers.

Further, some of these changes heighten the requirements for board or committee membership, particularly with respect to an individual’s independence from the corporation and level of experience in finance and accounting matters. We may have difficulty attracting and retaining directors with the requisite qualifications. If we are unable to attract and retain qualified officers and directors, the management of our business and our ability to obtain or retain listing of our shares of Common Stock on any stock exchange (assuming we elect to seek and are successful in obtaining such listing) could be adversely affected.

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If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results or detect fraud. Investors could lose confidence in our financial reporting and this may decrease the trading price of our Common Stock.

We must maintain effective internal controls to provide reliable financial reports and detect fraud. We have been assessing our internal controls to identify areas that need improvement. Failure to maintain an effective system of internal controls could harm our operating results and cause investors to lose confidence in our reported financial information. Any such loss of confidence would have a negative effect on the trading price of our Common Stock.

The price of our common stock may become volatile, which could lead to losses by investors and costly securities litigation.

The trading price of our Common Stock may be highly volatile and could fluctuate in response to factors such as:

•	actual or anticipated variations in our operating results;

•	announcements of developments by us or our competitors;

•	changes in the industries in which we operate;

•	regulatory actions regarding our products;

•	announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

•	adoption of new accounting standards affecting the industries in which we operate;

•	additions or departures of key personnel;

•	introduction of new products by us or our competitors;

•	sales of the our Common Stock or other securities in the open market; and

•	other events or factors, many of which are beyond our control.

The stock market is subject to significant price and volume fluctuations. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been initiated against such a company. Litigation initiated against us, whether or not successful, could result in substantial costs and diversion of our management’s attention and Company resources, which could harm our business and financial condition.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

The following discussion should be read in conjunction with our financial statements, including the notes thereto, appearing elsewhere in this annual report. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward looking statements. Our audited financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

RESULTS OF OPERATIONS

We have incurred recurring losses from July 5, 2012 (inception) to date. Our financial statements have been prepared assuming that we will continue as a going concern and, accordingly, do not include adjustments relating to the recoverability and realization of assets and classification of liabilities that might be necessary should we be unable to continue in operation.

We will require additional capital to meet our long term operating requirements. We expect to raise additional capital through, among other things, the sale of equity or debt securities. There is no guarantee that we will be successful in raising the additional funding we need to successfully implement our business plan.

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FISCAL YEAR ENDED FEBRUARY 28, 2014 COMPARED TO THE PERIOD FROM JULY 5, 2012 TO FEBRUARY 28, 2013.

Revenue

We did not generate any revenue during the twelve months ended February 28, 2014 or the period from July 5, 2012 (Inception) to February 28, 2013 as we have not commenced operations as yet.

Operating expenses

During the fiscal year ended February 28, 2014, we incurred general and administrative expenses of $30,979 compared to $1,624 incurred during the period from July 5, 2012 (Inception) to February 28, 2013. General and administrative expenses generally include corporate overhead, financial and administrative contracted services, marketing, and consulting costs. Expenses incurred during fiscal year ended February 28, 2014 compared to the period from July 5, 2012 (Inception) to February 28, 2013 increased primarily due to the increased scale and scope of our business operations.

Net Loss

Our net loss for the fiscal year ended February 28, 2014 was $30,979 compared to a net loss of $1,624 during the period from July 5, 2012 (Inception) to February 28, 2013 due to the factors discussed above.

LIQUIDITY AND CAPITAL RESOURCES

FISCAL YEAR ENDED FEBRUARY 28, 2014

As of February 28, 2014, our current and total assets, comprising cash, were $1,597 and our current and total liabilities, comprising a loan from our principal shareholder, were $9,000 resulting in a working capital deficit of $7,403.

Cash Flows from Operating Activities

We have not generated positive cash flows from operating activities. For the fiscal year ended February 28, 2014, net cash flows used in operating activities were $30,979 compared to $1,624 used in operating activities during the period from July 5, 2012 (Inception) to February 28, 2013. The increase between the two periods is due to the increase in losses arising due to the increased scale and scope of our business operations.

Cash Flows from Investing Activities

We neither generated nor used cash flows from investing activities during the fiscal year ended February 28, 2014 or the period from July 5, 2012 (Inception) to February 28, 2013 dues to the limited funding we have available to use.

Cash Flows from Financing Activities

We have financed our operations primarily from the sale of shares of our common stock or by way of loan form our principal shareholder. For the fiscal year ended February 28, 2014, net cash from financing activities was $9,000 consisting of a loan from our principal shareholder. By comparison, during the period from July 5, 2012 (Inception) to February 28, 2013 net cash from financing activities was $25,200 consisting of proceeds received from sale of shares of our common stock.

PLAN OF OPERATION AND FUNDING

We will require additional capital to meet our long term operating requirements. We expect to raise additional capital through, among other things, the sale of equity or debt securities. There is no guarantee that we will be successful in raising the additional funding we need to successfully implement our business plan.

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We have no lines of credit or other bank financing arrangements. Generally, we have financed operations to date through the proceeds of the private placement of equity and by way of loan from our principal shareholder. In connection with our business plan, management anticipates additional increases in operating expenses and capital expenditures relating to: (i) acquisition of inventory; (ii) developmental expenses associated with a start-up business; and (iii) marketing expenses. We intend to finance these expenses with further issuances of securities, and debt issuances. Thereafter, we expect we will need to raise additional capital and generate revenues to meet long-term operating requirements. Future issuances of equity or convertible debt securities will result in dilution to our current shareholders. Further, such securities might have rights, preferences or privileges senior to our common stock. Additional financing may not be available upon acceptable terms, or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to take advantage of prospective new business endeavors or opportunities, which could significantly and materially restrict our business operations.

MATERIAL COMMITMENTS

As of June 13, 2014, we do not have any material commitments.

PURCHASE OF SIGNIFICANT EQUIPMENT

We do not intend to purchase any significant equipment during the next twelve months.

OFF-BALANCE SHEET ARRANGEMENTS

As of June 13, 2014, we do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

GOING CONCERN

The independent auditors' report accompanying our February 28, 2014 and February 28, 2013 financial statements contains an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. The financial statements have been prepared "assuming that we will continue as a going concern," which contemplates that we will realize our assets and satisfy our liabilities and commitments in the ordinary course of business.

PROPERTIES

Our executive, administrative and operating offices are located at 531 Airport North Office Park, Fort Wayne, Indiana 46825 has been provided by our president at no cost. There is no lease currently but one is being negotiated to begin in April 2015.

Our office in Taiwan is located at 10th floor of No. 46, Jhong Siao Road, Taipei under a lease for NTD30,000 (approximately $949) per month. The lease expires on August 31, 2015.

We believe that our facilities are adequate for our needs and that additional suitable space will be available on acceptable terms as required.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the date of this Amendment No. 1 by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner		Percent of Class (1)
	Officers and Directors
Common Stock	Steve Andrew Chen 531 Airport North Office Park Fort Wayne, Indiana 46825	23,593,750	(3)	63.43%
Common Stock	Brian Kistler 531 Airport North Office Park Fort Wayne, Indiana 46825	1,000,000	(2)	2.62%
Common Stock	Chris (Chi Jui) Hong 531 Airport North Office Park Fort Wayne, Indiana 46825	23,593,750	(3)	63.43%
Common Stock	Mark Corrao 531 Airport North Office Park Fort Wayne, Indiana 46825	0	(4)	0%
Common Stock	All directors and named executive officers as a group (3 persons)	24,593,750	(2)	64.39%
	5% or Greater Shareholders
Common Stock	Success Holding Group Corp. USA (“SHGR”) 531 Airport North Office Park Fort Wayne, Indiana 46825	23,593,750	(3)	63.43%

____________

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this filing. As of the date of this filing, there are 37,195,000 shares of common stock outstanding.

(2)

The 1,000,000 shares represented above consist of: (i) 500,000 shares of common stock held of record by Freedom Energy; and (ii) 500,000 stock options exercisable into 500,000 shares of common stock at a per share exercise price of $5.00 held of record by New Opportunity. Mr. Kistler is the sole officer and director of both Freedom Energy and New Opportunity and has sole dispositive power and authority over the 500,000 shares of common stock and the 500,000 stock options.

(3)

The officers and directors of SHGR are: (i) Steve Andrew Chen as President/Chief Executive Officer and member of the Board of Directors; and (ii) Chris (Chi Jui) Hong as the Secretary, Treasurer/Chief Financial Officer and a member of the Board of Directors. In such capacities, Steve Andrew Chen and Chris (Chi Jui) Hong are considered to hold shared voting and dispositive power over the 23,593,750 shares held by SHGR.

(4)	Exclude 50,000 shares of common stock award that will vest in installments of 16,666, 16,666 and 16,667 shares on February 10, 2016, February 10, 2017 and February 10, 2018.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

21

Changes in Control

Our management is not aware of any arrangements which may result in “changes in control” as that term is defined by the provisions of Item 403(c) of Regulation S-K.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Executive Officers and Directors

As of the date of this Amendment No. 1, our directors and principal executive officers are as specified on the following table:

Name and Address	Age	Position(s)

Steve Andrew Chen 531 Airport North Office Park Fort Wayne, Indiana 46825	47	Chairman of the Board of Directors
Brian Kistler 531 Airport North Office Park Fort Wayne, Indiana 46825	59	President, Secretary, Treasurer/Chief Financial Officer and member of the Board of Directors
Chris (Chi Jui) Hong 531 Airport North Office Park Fort Wayne, Indiana 46825	56	Chief Executive Officer and member of the Board of Directors
Mark Corrao 531 Airport North Office Park Fort Wayne, Indiana 46825	57	Member of the Board of Directors

In accordance with the terms and provisions of the Stock Purchase Agreement, the Board of Directors of accepted the resignation of our sole officer and director, Sandu Mazilu, as President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer, effective June 13, 2014. Simultaneously, the Board of Directors appointed the following individuals: (i) Steve Chen as a member of the Board of Directors and the Chief Executive Officer; and (ii) Brian Kistler as a member of the Board of Directors and the President, Secretary and Treasurer/Chief Financial Officer.

Effective September 24, 2014, Mr. Chen resigned as our Chief Executive Officer and retains his position as Chairman of the Board of Directors. On September 24, 2014, the Board of Directors approved the appointment of Chris (Chi Jui) Hong as our Chief Executive Officer and a member of the Board of Directors.

Steve Chen. During the past twenty years, Mr. Chen has been involved with a number of merger and acquisition activities involving both publicly traded and private companies. Several of the acquisitions involved the integration of chain stores and brand names, fiber optics, alternative energy technology, the Internet and logistics. Mr. Chen is also a renowned inspirational marketing speaker and a top-selling author of numerous self motivation books and multi-media courses. Mr. Chen is current the chairman of Success Holding Group Inc. (Cayman Islands) and the chairman of Success Prime Corp. (Taiwan). Mr. Chen was born in Taiwan and studied at Pepperdine University. He currently resides in both Taiwan and China.

Brian Kistler. Mr. Kistler has extensive work history of over twenty five years in the financial services industry. He began working at the securities firm Edward Jones in 1987. Mr. Kistler then joined Linsco/Private Ledger in 1992, an independent broker/dealer firm, where he worked as an independent contractor. In 1994 he was recruited by broker/dealer Hilliard Lyons to develop the northeast area of Indiana. In 1999 Mr. Kistler joined Raymond James & Associates to manage their recently acquired Fort Wayne, Indiana office. Subsequently, he became the manager of nine (9) Raymond James offices in northern Indiana. During his time as manager, the revenues and assets under management grew substantially as a direct result of Mr. Kistler's ability to recruit, retain and train high quality financial advisers. Mr. Kistler left Raymond James in December 2005 to focus on the development of the Freedom Energy Holdings. Mr. Kistler is the founder of the Freedom Energy Holdings and serves as president and as its chief executive officer. Mr. Kistler serves as consultant to many public companies, assisting with the preparation and compliance of regulatory filings and corporate governance.

22

Chris (Chi Jui) Hong. During the past thirty years, Mr. Hong has been involved in investment management specializing in business model innovation and capital investment. Mr. Hong has served as a member of board of directors for several publicly listed companies in Taiwan and Hong Kong, including Acme Food Groups, Sinho Group, SPC Inc. and ORFF Inc. Mr. Hong works between Taiwan and China. Mr. Hong will be focusing on acquisitions or mergers with potential candidate enterprises and businesses. He intends to target potential investments in approximately thirty well-known brands to assist the Company in becoming a major holding group over the next ten to twenty years. Mr. Hong graduated from Fu Jen Catholic University with a B.S. and EMBA degree majoring in mass communications.

Mark Corrao. Mark Corrao was a Partner of The Mariner Group since 2013 and continues to serve as the Managing Director of The CFO Squad since the merger of The Mariner Group LLC and The CFO Squad. The CFO Squad is a financial and business advisory firm providing outsourced and part-time CFO services for emerging to midsized companies in a wide range of businesses and industries. Mr. Corrao also serves as the CFO of KannaLife Sciences, Inc. since 2012. In 2012, Mr. Corrao served as the CFO of Business Efficiency Experts, Inc., a professional service provider in the financial areas of accounting, taxation, auditing, venture capital and SEC registrations (reporting). Prior to that, Mr. Corrao served as a Director from 2001 to 2013 and the CFO from 2001 to 2010 of StrikeForce Technologies, Inc. Mr. Corrao received a B.S. Degree in Public Accounting from City University of New York - Brooklyn College. He is experienced in financial management and in operations, business development, sales, administration and human resource functions.

Involvement in Certain Legal Proceedings

To our knowledge, our directors and executive officers have not been involved in any of the following events during the past ten years:

1.

any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.

being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

23

CORPORATE GOVERNANCE

Committees

Our Board of Directors does not currently have a compensation committee or nominating and corporate governance committee because, due to the newly appointed Board of Director’s composition and only recent significant increase in operational activity, the Board of Directors believes it had been able to effectively manage the issues normally considered by such committees. However, our Board of Directors is currently underway in undertake a review of the procedures required to establish these committees in the near future.

Audit Committee and Financial Expert

Presently, the Board of Directors acts as the audit committee. The Board of Directors does not have an audit committee financial expert. The Board of Directors has not yet recruited an audit committee financial expert to join the Board of Directors because we have only recently commenced a significant level of financial operations.

Code of Ethics

On March 9, 2014, the Company adopted a Code of Ethics and Business Conduct.

Board Leadership Structure and Role in Risk Oversight

Mr. Steve Andrew Chen serves as Chairman of the Board of Directors and Our Board of Directors is primarily responsible for overseeing our risk management processes. The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our assessment of risks. The Board of Directors focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the board’s appetite for risk. While the Board of Directors oversees our Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our board leadership structure supports this approach.

24

EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our President, and Secretary and all other executive officers (collectively, the “Named Executive Officers”) from inception on July 5, 2012 until February 28, 2014:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	Non-qualified Deferred Compen-sation ($)	All Other Compen-sation ($)	Total ($)

Sandu Mazilu,	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

President, Treasurer and Secretary	July 5, 2012 to February 28, 2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

There are no current employment agreements between the company and its officers.

LONG TERM INCENTIVE PLANS

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by us for the benefit of our officer or director or employees.

As of February 28, 2014, we had no pension plans or compensatory plans or other arrangements which provide compensation in the event of a termination of employment or a change in our control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

On July 5, 2012, we issued a total of 6,000,000 shares of restricted common stock to Mr. Mazilu for payment of $6,000.

As at February 28, 2014, we owed Mr. Mazilu $9,000 by way of shareholder loan. The loan is interest free, unsecured and due on demand.

LEGAL PROCEEDINGS

We are not currently a party to any legal proceedings.

MARKET FOR REGISTRANT'S COMMON EQUITY, RELAED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

As of June 24, 2014, there is no public market for our common stock. We anticipate applying for trading of our common stock on the over the counter bulletin board in the future. However, we can provide no assurance that our shares will be traded on the bulletin board or, if traded, that a public market will materialize.

Number of Holders

As of February 28, 2014, our 36,680,000 issued and outstanding shares of common stock were held by a total of 29 shareholders of record.

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Dividends

No cash dividends were paid on our shares of common stock during the fiscal year ended February 28, 2014 and or the period from July 5, 2012 (Inception) to February 28, 2013 and do not foresee declaring any cash dividends on our common stock in the foreseeable future.

Purchase of our Equity Securities by Officers and Directors

No purchase of our equity securities was made by our officers and directors in the twelve months ended February 28, 2014.

RECENT SALES OF UNREGISTERED SECURITIES

We issued 6,000,000 shares of our common stock to Sandu Mazilu on July 16, 2012, who was our President, Chief Executive Officer, Treasurer, Secretary and our Sole Director. He acquired these 6,000,000 shares at a price of $0.001 per share for total proceeds to us of $6,000.00. These shares were issued pursuant to Section 4(2) of the Securities Act of 1933 (the "Securities Act").

In connection with this issuance, Mr. Mazilu was provided with access to all material aspects of the company, including the business, management, offering details, risk factors and financial statements.

He also represented to us that he was acquiring the shares as principal for his own account with investment intent. He also represented that he was sophisticated, having prior investment experience and having adequate and reasonable opportunity and access to any corporate information necessary to make an informed decision. This issuance of securities was not accompanied by general advertisement or general solicitation. The shares were issued with a Rule 144 restrictive legend.

We completed an offering of 1,000,000 shares of our common stock at a price of $0.0025 per share to the following 5 purchasers on November 2, 2012:

Name of the Subscriber	Number of Shares
ANA MAZILU	200,000
MACSIM MARIAN	200,000
LAURENTIU-DUMITRU PASCU	200,000
MARIA DEMCIUC	200,000
ION ANTON	200,000

The total amount received from this offering was $2,500 net of fees. We completed this offering pursuant to Regulation S of the Securities Act.

We completed an offering of 1,000,000 shares of our common stock at a price of $0.005 per share to the following 5 purchasers on November 16, 2012:

Name of the Subscriber	Number of Shares
ADRIAN ONOFREI	100,000
NUTA ISPAS	100,000
ILENUTA PRICOPE	100,000
DUMITRU HERGHELIGIU	100,000
IULIANA FARTADI	100,000
OLIMPIA APETROAIEI	100,000
ION PRICOPE	100,000
COSMIN-GABRIEL ISPAS	100,000
PATRICA PRISACARU	100,000
IONEL ISPAS	100,000

The total amount received from this offering was $5,000 net of fees. We completed this offering pursuant to Regulation S of the Securities Act.

26

We completed an offering of 1,170,000 shares of our common stock at a price of $0.01 per share to the following thirteen (13) purchasers on January 16, 2013:

Name of the Subscriber	Number of Shares
GABRIELA SOLTANEL	90,000
DANIEL APETRI-NEGREA	90,000
CHRISTINA-ANISOARA COSERARU	90,000
VASILE NUCA	90,000
ADRIANA ZAHARIA	90,000
CONSTANTIN-BENONE MAVRICHI	90,000
GEORGE-GABRIEL OLARU	90,000
CATALIN DASCALU	90,000
IOAN PRUTEANU	90,000
VALENTIN DEMCIUC	90,000
RADU-IONUT FARTADI	90,000
ANDREI FERCHIU	90,000
MARIANA DIRLAU	90,000

The total amount received from this offering was $11,700 net of fees. We completed this offering pursuant to Regulation S of the Securities Act.

DESCRIPTION OF SECURITIES

The following is a summary description of our capital stock and certain provisions under the laws of the State of Delaware where the Company was incorporated. The following discussion is qualified in its entirety by reference to such exhibits.

General

We are authorized to issue 300,000,000 shares of common stock, par value $0.001 per share.

Common Stock

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors then up for election. The holders of our common stock are entitled to receive dividends when, as and if declared by the board of directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up of our company, the holders of common stock are entitled to share ratably in all assets remaining which are available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. Holders of shares of our common stock, as such, have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the common stock.

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Indemnification of Directors and Officers

Neither our articles of incorporation nor bylaws prevent us from indemnifying our officers, directors and agents to the extent permitted under the Nevada Revised Statutes (“NRS”). NRS Section 78.7502, provides that a corporation may indemnify any director, officer, employee or agent of a corporation against expenses, including fees, actually and reasonably incurred by him in connection with any defense to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to Section 78.7502(1) or 78.7502(2), or in defense of any claim, issue or matter therein.

NRS 78.7502(1) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

NRS Section 78.7502(2) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals there from, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

NRS Section 78.747 provides that except as otherwise provided by specific statute, no director or officer of a corporation is individually liable for a debt or liability of the corporation, unless the director or officer acts as the alter ego of the corporation. The court as a matter of law must determine the question of whether a director or officer acts as the alter ego of a corporation.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed hereby in the Securities Act and we will be governed by the final adjudication of such issue.

Indemnification against Public Policy

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling an issuer pursuant to the foregoing provisions, the opinion of the SEC is that such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The effect of indemnification may be to limit the rights of the Company and the stockholders (through stockholders’ derivative suits on behalf of the Company) to recover monetary damages and expenses against a director for breach of fiduciary duty.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

INDEX TO AUDITED FINANCIAL STATEMENTS

MACCO INTERNATIONAL CORP.

 (A DEVELOPMENT STAGE COMPANY)

TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm	30
Report of Independent Registered Public Accounting Firm	31
Balance Sheets (Audited) as of February 28, 2014 and February 28, 2013	32
Statements of Operations (Audited) for the year ended February 28, 2014, the period from inception (July 5, 2012) to February 28, 2013 and the period from inception (July 5, 2012) to February 28, 2014	33
Statement of Changes in Stockholders’ Deficit (Audited) from inception (July 5, 2012) to February 28, 2014	34
Statements of Cash Flows (Audited) for the year ended February 28, 2014, the period from inception (July 5, 2012) to February 28, 2013 and the period from inception (July 5, 2012) to February 28, 2014	35
Notes to the Audited Financial Statements	36

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Macco International Corp

681 Zemesst, Com. Zemes

Jud Bacau, 607690 Romania

We have audited the accompanying balance sheet of Macco International Corp (a development stage company) as of February 28, 2014 and the related statement of operations, changes in stockholders' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements as of February 28, 2013 and for the period from July 5, 2012 (Inception) to February, 2013 were audited by another auditor who expressed an unqualified opinion on April 25, 2013. Our opinion, in so far as it relates to the period from July 5, 2012 (Inception) through February 28, 2013 is based solely on the report of the other auditor.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Macco International Corp. as of February 28, 2014, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

 The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements the Company has suffered losses from operations since Inception (July 5, 2012) and currently does not have sufficient available funding to fully implement its business plan. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Arvada, Colorado
June 11, 2014	Cutler & Co., LLC

30

RONALD R. CHADWICK, P.C.

Certified Public Accountant

2851 South Parker Road, Suite 720

Aurora, Colorado 80014

Telephone (303)306-1967

Fax (303)306-1944

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Macco International Corp.

Zemes, Romania

I have audited the accompanying balance sheet of Macco International Corp. (a development stage company) as of February 28, 2013, and the related statements of operations, stockholders' equity and cash flows for the period from July 5, 2012 (inception) through February 28, 2013. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Macco International Corp. as of February 28, 2013, and the results of its operations and its cash flows for the period from July 5, 2012 (inception) through February 28, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements the Company has suffered a loss from operations and has limited working capital that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Aurora, Colorado	Ronald R. Chadwick, P.C.
April 25, 2013	RONALD R. CHADWICK, P.C.

31

MACCO INTERNATIONAL CORP
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS

	February 28, 2014	February 28, 2013
Assets
Current Assets
Cash	$1,597	$23,576
Total Current Assets	1,597	23,576

Total Assets	$1,597	$23,576
Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities
Shareholder loan	$9,000	$-
Total Current Liabilities	9,000	-

Total Liabilities	9,000	-

Stockholders’ Equity (Deficit)
Common stock, $0.001par value, 75,000,000 shares authorized; 9,170,000 shares issued and outstanding	9,170	9,170
Additional paid-in-capital	16,030	16,030
Deficit accumulated during the development stage	(32,603)	(1,624)
Total stockholders’ equity (deficit)	(7,403)	23,576

Total liabilities and stockholders’ equity (deficit)	$1,597	$23,576

The accompanying notes are an integral part of these audited financial statements.

32

MACCO INTERNATIONAL CORP

 (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2014, THE PERIOD FROM JULY 5, 2012 (INCEPTION)

TO FEBRUARY 28, 2013 AND FOR THE PERIOD FROM JULY 5, 2012 (INCEPTION) TO FEBRUARY 28, 2014

	Year Ended February 28, 2014	Period From July 5, 2012 (Inception), to February 28, 2013	Period From July 5, 2012 (Inception), to February 28, 2014

Revenue	$-	$-	$-

Operating Expenses
General and administrative	30,979	1,624	32,603
Net (Loss) from Operation before Taxes	(30,979)	(1,624)	(32,603)

Provision for Income Taxes	-	-	-

Net (Loss)	$(30,979)	$(1,624)	$(32,603)
(Loss) per common share – Basic and diluted	$(0.00)*	$(0.00)*
Weighted Average Number of Common Shares Outstanding Basic and diluted	9,170,000	6,893,571

 * denotes a loss of less than $(0.01) per share.

The accompanying notes are an integral part of these audited financial statements.

33

MACCO INTERNATIONAL CORP (A DEVELOPMENT STAGE COMPANY) STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT) FOR THE PERIOD FROM JULY 5, 2012 (INCEPTION) TO FEBRUARY 28, 2014

	Common Stock		Additional Paid-in	Deficit Accumulated during the Development	Total Stockholders’ Equity
	Shares	Amount	Capital	Stage	(Deficit)

Inception, July 5, 2012	$-	$-	$-	$-	$-
Shares issued for cash at $0.001 per share on July 16, 2012	6,000,000	6,000	-	-	6,000
Shares issued for cash at $0.0025 per share on November 2, 2012	1,000,000	1,000	1,500	-	2,500
Shares issued for cash at $0.005 per share on November 16, 2012	1,000,000	1,000	4,000	-	5,000
Shares issued for cash at $0.01 per share on January 16, 2013	1,170,000	1,170	10,530	-	11,700
Net loss for the period ended February 28, 2013	-	-	-	(1,624)	(1,624)
Balance, February 28, 2013	9,170,000	$9,170	$16,030	$(1,624)	$23,576
Net loss for the year ended February 28, 2014	-	-	-	(30,979)	(30,979)
Balance, February 28, 2014	9,170,000	$9,170	$16,030	$(32,603)	$(7,403)

The accompanying notes are an integral part of these audited financial statements.

34

MACCO INTERNATIONAL CORP

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED FEBRUARY 28, 2014, THE PERIOD FROM JULY 5, 2012
(INCEPTION) TO FEBRUARY 28, 2013 AND FOR THE PERIOD FROM JULY 5, 2012
(INCEPTION) TO FEBRUARY 28, 2014

	Year Ended February 28, 2014	Period From July 5, 2012 (Inception), to February 28, 2013	Period From July 5, 2012 (Inception), to February 28, 2014
Operating Activities
Net (loss)	$(30,979)	$(1,624)	$(32,603)
Net cash (used) in operating activities	(30,979)	(1,624)	(32,603)

Investing Activities	-	-	-
Net cash provided by (used) in investing activities	-	-	-

Financing Activities
Loans from Director	9,000	-	9,000
Sale of common stock	-	25,200	25,200
Net cash provided by financing activities	9,000	25,200	34,200

Net increase (decrease) in cash and equivalents	(21,979)	23,576	1,597

Cash and equivalents at beginning of the period	23,576	-	-

Cash and equivalents at end of the period	$1,597	23,576	$1,597
Supplemental cash flow information:
Cash paid for:
Interest	$-	$-	$-
Taxes	$-	$-	$-
Non-Cash Activities	$-	$-	$-

The accompanying notes are an integral part of these audited financial statements.

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MACCO INTERNATIONAL CORP

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE AUDITED FINANCIAL STATEMENTS

FOR THE YEAR ENDED FEBRUARY 28, 2014, THE PERIOD FROM JULY 5, 2012
(INCEPTION) TO FEBRUARY 28, 2013 ANDFOR THE PERIOD FROM JULY 5, 2012
(INCEPTION) TO FEBRUARY 28, 2014

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Business

Macco International Corp. (“the Company”, “we”, “us” or “our”) was incorporated under the laws of the State of Nevada on July 5, 2012 (Inception). The Company intends to sell machineries and CNCs through a customer and broker database.

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars. The Company’s year-end is February 28.

Development Stage Company

The Company is a development stage company in accordance with Financial Accounting Standards Codification (“ASC”) 915 “Development Stage Entities ". Among the disclosures required as a development stage company are that our financial statements are identified as those of a development stage company, and that the statements of operations, changes in stockholders' deficit and cash flows disclose activity since the date of our Inception (July 5, 2012) as a development stage company. Since Inception (July 5, 2012) through February 28, 2014, the Company has not generated any revenue and has accumulated losses of $32,603

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

The Company's bank accounts are deposited in insured institutions. The funds are insured up to $250,000. At February 28, 2014 and 2013 the Company's bank deposits did not exceed the insured amounts.

Financial Instrument

The Company measures its financial assets and liabilities in accordance with the requirements of FASB ASC 825 “Financial Instruments”. The carrying values of cash and shareholder loan approximate their fair value are due to the short-term maturities of these instruments.

Impairment of Long-Lived Assets

The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

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MACCO INTERNATIONAL CORP

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE AUDITED FINANCIAL STATEMENTS

FOR THE YEAR ENDED FEBRUARY 28, 2014, THE PERIOD FROM JULY 5, 2012
(INCEPTION) TO FEBRUARY 28, 2013 ANDFOR THE PERIOD FROM JULY 5, 2012
(INCEPTION) TO FEBRUARY 28, 2014

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company follows the liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are recognized for the estimated tax consequences attributable to differences between the financial statement carrying values and their respective income tax basis (temporary differences). The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Revenue Recognition

The Company recognizes revenue when products are fully delivered or services have been provided and collection is reasonably assured.

Advertising Costs

The Company’s policy regarding advertising is to expense advertising when incurred. The Company incurred advertising expense of $0 during the fiscal year ended February 28, 2014 or the period from July 5, 2012 to February 28, 2013.

Stock Based Compensation

The Company accounts for employee and non-employee stock awards under ASC 718, whereby equity instruments issued to employees for services are recorded based on the fair value of the instrument issued and those issued to non-employees are recorded based on the fair value of the consideration received or the fair value of the equity instrument, whichever is more reliably measurable. To date, the Company has not adopted a stock option plan and has not granted any stock options.

Basic Income (Loss) Per Share

The Company computes loss per share in accordance with “ASC-260”, “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive. No potentially dilutive debt or equity instruments were issued and outstanding during the fiscal year ended February 28, 2014 or the period from July 5, 2012 to February 28, 2013.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during any of the periods shown.

Recent adopted accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards, if adopted, will have a material effect on our financial statements.

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MACCO INTERNATIONAL CORP

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE AUDITED FINANCIAL STATEMENTS

FOR THE YEAR ENDED FEBRUARY 28, 2014, THE PERIOD FROM JULY 5, 2012
(INCEPTION) TO FEBRUARY 28, 2013 ANDFOR THE PERIOD FROM JULY 5, 2012
(INCEPTION) TO FEBRUARY 28, 2014

NOTE 2 – GOING CONCERN

At February, 2014 the Company had cash of $1,597, no profitable business activities, liabilities of $9,000, a working capital deficit of $7,403, accumulated losses of $32,603 and a shareholders’ deficit of $7,403. Further losses are anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern.

In the audited financial statements for the fiscal year ended February 28, 2014 and the period from July 5, 2012 to February 28, 2013, the Reports of the Independent Registered Public Accounting Firms include an explanatory paragraph that describes substantial doubt about our ability to continue as a going concern.

These audited financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and, or, obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management intends to finance operating costs over the next twelve months with existing cash on hand and loans from shareholders and, or, the private placement of shares of common stock. There is no guarantee that the Company will be successful in raising the funding necessary to successfully implement its business plan. These financial statements do not include any adjustments relating to the recoverability and reclassification of recorded asset amounts, or amounts and classifications of liabilities that might result from this uncertainty.

NOTE 3 – SHAREHOLDER LOAN

In support of the Company’s efforts and cash requirements, it may rely on advances from related parties until such time that the Company can support its operations or attains adequate financing through sales of its equity or traditional debt financing. There is no formal written commitment for continued support by shareholders. Amounts represent advances or amounts paid in satisfaction of liabilities. The advances are considered temporary in nature and have not been formalized by a promissory note.

As of February 28, 2014 our principal shareholder had advance to us an amount of $9,000 by way of loan. The loan is non-interest bearing, due upon demand and unsecured.

38

MACCO INTERNATIONAL CORP

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE AUDITED FINANCIAL STATEMENTS

FOR THE YEAR ENDED FEBRUARY 28, 2014, THE PERIOD FROM JULY 5, 2012 (INCEPTION)
TO FEBRUARY 28, 2013 ANDFOR THE PERIOD FROM JULY 5, 2012
(INCEPTION) TO FEBRUARY 28, 2014

NOTE 4 – COMMON STOCK

The Company has 75,000,000, $0.001 par value shares of common stock authorized.

On July 16, 2012, the Company issued 6,000,000 shares of common stock for cash proceeds of $6,000 at $0.001 per share.

On November 2, 2012, the Company issued 1,000,000 shares of common stock for cash proceeds of $2,500 at $0.0025 per share.

On November 16, 2012, the Company issued 1,000,000 shares of common stock for cash proceeds of $5,000 at $0.005 per share.

On January 16, 2013, the Company issued 1,170,000 shares of common stock for cash proceeds of $11,700 at $0.01 per share.

There were 9,170,000 shares of common stock issued and outstanding as of February 28, 2014.

NOTE 5 – INCOME TAXES

As of February 28, 2014, the Company had net operating loss carry forwards of $32,603 that may be available to reduce future years’ taxable income through 2034. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

NOTE 6 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events from February 28, 2014 through the date the financial statements were available to be issued and has determined that there have been no subsequent events after February 28, 2014 for which disclosure is require

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCCESS HOLDING GROUP INTERNATIONAL INC.

Date: April 24, 2015	By:	/s/ Brian Kistler
Brian Kistler
President

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